SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – October 6, 2016

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950-2546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As previously announced in July 2016, Honeywell International Inc. (the Company) realigned the business units comprising its Automation and Control Solutions (ACS) business segment by forming two new business segments: Home and Building Technologies (HBT) and Safety and Productivity Solutions (SPS). HBT will include Environmental & Energy Solutions, Security and Fire, and Building Solutions and Distribution. Additionally, the Industrial Combustion/Thermal business, previously part of Environmental & Energy Solutions in ACS, will become part of Performance Materials and Technologies. SPS will include Sensing & Productivity Solutions and Industrial Safety, as well as the recently acquired Intelligrated business. Under the realigned segment reporting structure, the Company will have four business segments:  Aerospace, HBT, Performance Materials and Technologies, and SPS. This realignment has no impact on the Company’s historical consolidated financial position, results of operations or cash flows. To provide historical information on a basis consistent with its new reporting structure, the Company has recast certain historical segment information to conform to the new reporting structure.

Attached as Exhibit 99.1 is a supplemental schedule containing unaudited segment information for the three months ended March 31, 2016 and 2015, three and six months ended June 30, 2016 and 2015, three and nine months ended September 30, 2015 and years ended December 31, 2015 and 2014. The recast financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements.

On October 6, 2016, the Company issued a press release announcing updates to guidance for the quarters ending September 30, 2016 and December 31, 2016 and year ending December 31, 2016, which is furnished herewith as Exhibit 99.2.

The information in this item 2.02, including the exhibits in item 9.01, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2015.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibit 99.1 Honeywell International Inc. – Supplemental unaudited historical business segment information based on realignment of business segments effective with the quarter ending September 30, 2016 (furnished pursuant to Item 2.02 hereof)

(d)     Exhibit 99.2 Honeywell International Inc. – Press Release dated October 6, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2016	HONEYWELL INTERNATIONAL INC.

By: /s/ Jeffrey N. Neuman
Jeffrey N. Neuman
Vice President, Corporate Secretary and
Deputy General Counsel
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